                                                                   Exhibit 10.16

[FLEET LOGO]

September 21, 1999

Ms. Lisa Zappala
Treasurer and Chief Financial Officer
Aspen Technology, Inc.
Ten Canal Park
Cambridge, MA 02141

Dear Lisa:

Reference is hereby made to the Further Amended and Restated Revolving Credit Agreement dated February 15, 1996 and the First Amendment to Further Amended and Restated Revolving Credit Agreement (collectively referred to as the "Agreement"), by and among Aspen Technology, Inc. (Aspen) and its wholly owned subsidiaries Process Modeling Investment Corporation, Industrial Systems, Inc., and Aspen Tech, Inc. (formerly Setpoint, Inc.) and successor in interest to Dynamic Matrix Control Corporation (Aspen and such subsidiaries being hereinafter collectively referred to as the "Borrowers"), as joint and several borrowers, and Fleet National Bank, successor to Fleet Bank of Massachusetts, N.A. ("Fleet" or the "Bank").

You have informed the Bank that for the periods ended March 31, 1999 and June 30, 1999 the Borrower was in violation of Consolidated EBTA (Section 7.2), Leverage Ratio (Section 7.3) and Interest Coverage Ratio (Section 7.5). The Bank hereby waives the violations cited above for the periods ended March 31, 1999 and June 30, 1999.

In addition, the financial covenants have been amended as shown below and become effective with the quarter ending September 30, 1999 and thereafter, unless otherwise indicated. The definitions used in this letter are the same as those in the Revolving Credit Agreement.

-   Consolidated EBTA (Section 7.2): no longer required

-   Leverage Ratio (Section 7.3): no longer required

- Quick Ratio (Section 7.4): Must be greater or equal to 2.00:1.00. The definition of Quick Ratio will be cash, short-term marketable securities and current accounts receivables and eligible installment receivables divided by current liabilities which includes borrowings and letters of credit issued under the revolver less current deferred revenues and deferred taxes.

-   Interest Coverage Ratio (Section 7.5): no longer required

- Tangible Net worth (TNW): A minimum of $110,000,000. Tangible Net Worth is defined as Stockholders Equity less Intangibles and Capitalized Software.

Effective with the receipt of this letter, we will secure the obligations of Aspen Technology, Inc. with marketable securities currently managed by Fleet Investment Advisors. Advance rates for loans and letters of credit secured by marketable securities are shown below. The attached Deposit Pledge Agreement should be completed, signed and returned to us along with this letter.

-------------------------------------------------------------------
Types of Securities                                  Advance Rate
-------------------------------------------------------------------
U.S. Treasury Obligations (bills, notes & bonds)          90%
-------------------------------------------------------------------
Investment Grade Commercial Paper                         80%
-------------------------------------------------------------------
Federal Government or Quasi-Government Agency             80%
-------------------------------------------------------------------


Securities, to include those issued by GNMA, FNMA,
or FHLMC
-------------------------------------------------------------
Municipal Bonds                                           80%
-------------------------------------------------------------
Investment Grade Bonds (Moody's Aaa down through
Baa3; S&P AAA down through BBB-)                          70%
-------------------------------------------------------------

In granting the waivers and amendments as outlined above, there is a one-time fee of $10,000 payable upon signed receipt of this letter.

Upon receipt of your acceptance of this waiver and amendment letter, these terms shall become effective. This letter waives and amends only the sections referenced above and should not be considered a waiver or amendment of any other terms of the Agreement. In addition, the statements, representations and warranties made in the Agreement continue to be correct as of the date hereof and the Borrower is in compliance with all terms of the Agreement. Except as expressly affected hereby, the Agreement remains in full force and effect as heretofore.

The Borrower represents and warrants that the execution of this waiver and amendment letter has been duly authorized by the Borrower by all necessary corporate and other action and that the execution will not conflict with, violate the provisions of, or cause a default or constitute an event which, with the passage of time or giving of notice or both, could cause a default on the part of the Borrower under its charter documents or by-laws or under any contract, agreement, law, rule, order, ordinance, franchise, instrument or other document, or result in the imposition of any lien or encumbrance on any property or asset of the Borrower. In addition, the statements, representations and warranties made in the Agreement continue to be correct as of the date hereof and the Borrower is in compliance with all terms of the Agreement. Except as expressly affected hereby, the Agreement remains in full force and effect as heretofore.


Sincerely,
Fleet National Bank

/s/ Olaperi Onipede
-------------------
Olaperi Onipede                         Agreed and Accepted: /s/ Lisa W. Zappala
Vice President                                               -------------------
High Technology Division                                 by: Lisa W. Zappala
                                                      title: Sr. V.P. & CFO

FLEET BANK LOGO                                         DEPOSIT PLEDGE AGREEMENT

     THIS AGREEMENT is made as of October 18, 1999,
                                  ----------   --
by and between Aspen Technology, Inc. (the "Pledgor")
               ----------------------
               10 Canal Park
               -------------
               Cambridge, MA 02141
               -------------------

and Fleet Bank of Massachusetts, National Association (the "Bank"), 26 State Street, Boston, Massachusetts 02109.

     In order to induce the Bank to enter into the agreement described below, Pledgor, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby assigns to the Bank and grants to the
Bank a security interest in, and exclusive control over Collateral as described below in an amount of not less than $30,000,000. The Collateral is pledged to secure performance of all obligations, direct or indirect absolute or contingent, now existing or hereafter arising of every kind and description
(the "Obligations"), pursuant to the  See bottom of page   dated
                                     --------------------        ---------------
between Pledgor and the Bank (the "Agreement").

COLLATERAL:  1) Securities set forth in Exhibit A attached hereto:

                /X/ in Account No. 0001479670 maintained with Bank or with the
                                   ----------
                    following institution:                                     ;
                                           ------------------------------------

                / / recorded on the books and records of the Bank, its Nassau and London branches or its International Banking Facility.

The Pledgor and the Bank agree that the above pledge, and security interest granted herewith, are subject to all of the following terms and conditions.

     1. COLLATERAL. The Collateral shall remain in the control or possession of the Bank and shall constitute continuing collateral security for the full payment and performance of the Obligations. The Pledgor agrees that so long as any of the obligations remains outstanding no action of any kind whatsoever may be taken by Pledgor or any other person with respect to any portion of the Collateral without the Bank's written consent. The Bank is hereby authorized and appointed as agent and attorney-in-fact of the Pledgor, which appointment is coupled with an interest and shall be irrevocable so long as any of the Obligations remains outstanding, to sign and deliver such documents, indorsements and instruments and to take all such other actions in the name of the Pledgor as the Bank may deem necessary or advisable to perfect or preserve its security interest in and lien on the Collateral. In the event that any of the Obligations shall be secured by the pledge of deposits placed with another financial institution or with the Bank's London or Nassau branch, the Pledgor agrees to execute and deliver a notice and acknowledgement of assignment of deposits with respect to such Collateral in form and substance satisfactory to the Bank.

     2. WAIVERS BY PLEDGOR. The Pledgor waives notice of acceptance hereof, notice of any action taken or omitted by the Bank in reliance hereon, notice of default with respect to any of the Obligations and, to the fullest extent it may effectively do so under applicable law, all defenses which might at any time be available to a guarantor or surety of Obligations of the Borrower.

     3. PLEDGE UNCONDITIONAL. This agreement is the direct, unconditional, absolute and primary obligation of the Pledgor, and no invalidity, irregularity or unenforceability of all or any part of the Obligations or of any security therefor shall affect, impair or be a defense to this Agreement. This Agreement and the Collateral are given to secure payment, and not merely collection of the Obligations. The Bank shall not be required to seek to enforce any of its rights under this Agreement as a condition to exercise or to enforce its rights hereunder nor shall any failure to seek to enforce any such rights affect, impair or be a defense to the Bank's rights hereunder.

     4. DEFAULTS AND REMEDIES. Each of the following shall constitute a default hereunder: any failure by the Pledgor to pay, perform or observe any obligations on its part hereunder, the service upon the Bank, its International Banking Facility, its Nassau branch or its London branch, or upon any other financial institution in which the Collateral is located, of any summons naming the Bank or such facility or branch as trustee for the Pledgor or the Borrower, or of any similar writ or process of attachment relating to any deposit or property of the Pledgor. Upon the occurrence of any default hereunder, the Bank may apply any Collateral to the satisfaction of any or all of the Obligations and pursue any additional rights or remedies available to it hereunder, or under the Agreement or applicable law.

*Further Amended and Restated Revolving Credit Agreement dated February 15,
1996, the First Amendment dated 12/31/96 and Letter Amendments dated 12/24/98 and 9/21/99.
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     5.   REPRESENTATIONS AND WARRANTIES. The Pledgor represents and warrants to the Bank that except for the securities interest granted to the Bank hereunder, the Collateral is and shall remain free from any adverse lien, security interest or encumbrances in favor of others: [if a corporation] it is duly organized, validly existing and in good standing under the laws of Delaware and is duly qualified to do business as foreign corporation and in good standing under the laws of each other jurisdiction in which its business conducted or properties owned requires such qualification; it has full power to enter into and perform this Agreement and has taken a necessary corporate or other action to authorize the execution, delivery and performance of this Agreement; this Agreement constitutes the legal, valid and binding obligations of the Pledgor, enforceable in accordance with its terms, subject to bankruptcy, insolvency or other similar laws affecting the rights of creditors generally, the execution, delivery and performance of this Agreement will not violate any provision of any existing law, treaty or regulation applicable to the Pledgor or (as applicable) of its Certificate of Incorporation, Articles of Organization and By-Laws, Articles of Partnership trust agreement or other governing documents, or of any order or decree of any court, arbitrator or governmental agency or of any contractual undertaking to which it is a party or by which it may be bound; no consents, licenses, approvals of authorizations of, exemptions by or registrations or declarations with, any governmental authority are required with respect to this Agreement.

     6. COSTS. The Pledgor agrees to reimburse the Bank for any out-of-pocket costs or expenses (including without limitation reasonable fees and disbursements of counsel) incurred by the Bank in connection with the preservation or enforcement of its rights or remedies under this Agreement or any agreement between Borrower and the Bank.

     7. INTERPRETATION, ETC. This Agreement is a continuing one and all liabilities to which it applies or may apply under the terms hereof shall be conclusively presumed to have been created in reliance hereon. No delay on the part of the Bank in exercising any of its options, powers or rights, or partial or single exercise thereof, shall constitute a waiver thereof. Except as expressly provided herein, no waiver of any of its rights and no modification or amendment of this Agreement shall be deemed to be made by the Bank unless the same shall be in writing, duly signed on behalf of the Bank, each such waiver [if any] shall apply only with respect to the specific instance involved and shall in no way impair the rights of the Bank or the obligations of the Pledgor to the Bank in any other respect or at any other time. The Collateral this Agreement and the rights and obligations of the Bank and of the Pledgor hereunder shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts. This Agreement is binding upon the Pledgor, its successors and assigns and shall inure to the benefit of the Bank and its respective successors or assigns including [without limitation] any other holder at any time of the Note or any of them. The headings contained herein are for convenience only and shall not affect the construction hereof. If any provision hereof is prohibited or unenforceable in any jurisdiction, the same shall not affect the remaining provisions hereof nor affect the validity or enforceability of such provision in any other jurisdiction.

     6. SUBMISSION TO JURISDICTION. Pledgor irrevocably submits to the non-exclusive jurisdiction of any state or federal court sitting in Boston, Massachusetts over any suit, action or proceeding arising out of or relating to this Agreement or the Collateral. Pledgor irrevocably waives, to the fullest extent it may effectively do so under applicable law, its right to a trial by jury, and any objection which it may have or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Pledgor agrees, to the fullest extent it may effectively do so under applicable law that a final judgment in any such suit, action or proceeding brought in such court shall be conclusive and binding upon Pledgor and may be enforced in the courts of the United States of America and the Commonwealth of Massachusetts for any other courts to the jurisdiction of which the Pledgor is or may be subject) by a suit upon such judgment, provided that service process is effected on Pledgor as permitted by law.

     IN WITNESS WHEREOF, the Pledgor has caused this Agreement to be duly executed under seal and delivered as of the date first above written.

                                             /s/ Aspen Technology, Inc.
                                             --------------------------

                                             By: /s/ Lisa W. Zappala
                                             --------------------------
Agreed and Accepted:
FLEET BANK OF MASSACHUSETTS,                 Lisa Zappala, SVP & CFO
NATIONAL ASSOCIATION                         --------------------------
                                             (Print name & Title)
By:
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(Print Name & Title)